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                                                                  EXHIBIT 10.3


                                 AMENDMENT NO. 1
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 1 dated as of August 12, 1998 of the Amended and Restated Credit Agreement dated as of April 29, 1998 (the "AMENDED AND RESTATED AGREEMENT") among United Asset Management Corporation, a Delaware corporation (the "BORROWER"), the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent (the "ADMINISTRATIVE AGENT"), and BankBoston, N.A., as Collateral Agent (the "COLLATERAL AGENT").

     WHEREAS, the Borrower proposes to issue (i) up to $67,000,000 in aggregate principal amount of its 8.52% Senior Secured Notes, Series A, due July 25, 2005,
(ii) up to $75,000,000 in aggregate principal amount of its 8.52% Senior Secured Notes, Series B, due July 25, 2008 and (iii) up to $108,000,000 in aggregate principal amount of its 8.72% Senior Secured Notes, Series C, due July 25, 2008 (collectively, the "1998 SENIOR NOTES") pursuant to several Note Purchase Agreements substantially in the form of Exhibit B to the Amendment and Consent referred to below (as such Note Purchase Agreements may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "1998 NOTE PURCHASE AGREEMENTS");

     WHEREAS, the obligations of the Borrower in respect of the 1998 Senior Notes are to be guaranteed by each of the Guaranty Subsidiaries substantially in the form of Exhibits C-1 through C-5 to the Amendment and Consent referred to below (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "1998 SENIOR NOTE GUARANTIES");

     WHEREAS, the obligations of the Borrower and the Guaranty Subsidiaries in respect of the 1998 Senior Notes and the 1998 Senior Note Guaranties are to be secured by the Collateral from time to time held by the Collateral Agent under the Collateral Documents pursuant to the Amendment and Consent dated as of August 12, 1998, in the form delivered to the Banks (the "AMENDMENT AND CONSENT");

     WHEREAS, the relative rights and priorities of the Banks, the Agents and the holders of the 1995 Senior Notes (as defined below) and of the 1998 Senior Notes with respect to the Collateral and the guaranties made by the Guaranty


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Subsidiaries in favor of the Agents and the Banks and the holders of the 1995
Senior Notes and the 1998 Senior Notes, respectively, are to be governed by a Collateral Agency and Intercreditor Agreement, as amended by the First Amendment thereto (the "INTERCREDITOR AMENDMENT"); and

     WHEREAS, the parties hereto desire to enter into this Amendment in order to
(i) permit the Borrower to enter into the 1998 Note Purchase Agreements and to issue the 1998 Senior Notes pursuant thereto and to perform its obligations thereunder, (ii) permit the Guaranty Subsidiaries to enter into the Senior Note Guaranties and to perform their respective obligations thereunder and (iii) effect certain other amendments to the Amended and Restated Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions.

     (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended and Restated Agreement shall have the meaning assigned to such term in the Amended and Restated Agreement.

     (b) The following definitions are added to Section 1.01 of the Amended and Restated Agreement in the appropriate alphabetical order:

          "1995 SENIOR NOTES" means the Borrower's $150,000,000 7.12% Senior Secured Notes due August 25, 2005.

          "1998 SENIOR NOTES" means the Borrower's $67,000,000 8.52% Senior Secured Notes, Series A, due July 25, 2005, $75,000,000 8.52% Senior Secured Notes, Series B, due July 25, 2008, and $108,000,000 8.72% Senior Secured Notes, Series C, due July 25, 2008.

     (c) The definition of "Senior Notes" in Section 1.01 of the Amended and Restated Agreement is amended to read as follows:

     "SENIOR NOTES" means the 1995 Senior Notes and the 1998 Senior Notes.

     SECTION 2. Commitment Fee. Section 2.08(a) of the Amended and Restated Agreement is amended to read as follows:

          (a) The Borrower shall pay to the Administrative Agent, for the account of the Banks ratably in proportion to their Commitments, a commitment fee calculated for each day at the Commitment Fee Rate for


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     such day (determined in accordance with the Pricing Schedule) on the amount by which the aggregate amount of the Commitments exceeds the aggregate outstanding principal amount of the Loans on such day. Such commitment fee shall accrue from and including the Effective Date to but excluding the date on which the Commitments terminate in their entirety.

Each occurrence of the phrase "Facility Fee Rate" in the Amended and Restated Agreement is replaced by the phrase "Commitment Fee Rate".

     SECTION 3. Limitation on Debt. Section 5.10 of the Amended and Restated Agreement is amended as follows:

     (a) each occurrence of the words "Senior Notes" is replaced by the words "1995 Senior Notes"; and

     (b) the following is added in the appropriate alphabetical order as subsection (c-1):

          (c-1) Debt in an aggregate principal amount not to exceed $250,000,000 incurred in respect of the 1998 Senior Notes, as the principal amount thereof may be reduced from time to time in accordance with the terms thereof;

     SECTION 4. Events of Default. Section 6.01(k) is amended by replacing the number $900,000,000 with the number $1,150,000,000.

     SECTION 5. Consents. The undersigned Banks hereby consent to and instruct the Collateral Agent to execute the Amendment and Consent and the Intercreditor Amendment.

     SECTION 6. Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart. This Amendment shall become effective upon the latest to occur of:

     (a) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative


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Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) effectiveness of the Intercreditor Amendment in accordance with its terms; and

     (c) effectiveness of the Amendment and Consent in accordance with its terms..

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                UNITED ASSET MANAGEMENT
                                 CORPORATION


                                By__________________________
                                  Title:


                                BANKBOSTON, N.A., as Collateral
                                 Agent and Bank


                                By___________________________
                                  Title:


                                MORGAN GUARANTY TRUST
                                 COMPANY OF NEW YORK


                                By___________________________
                                  Title:


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                                DEUTSCHE BANK AG NEW YORK
                                 AND/OR CAYMAN ISLANDS
                                 BRANCHES


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


                                BANK OF AMERICA NT & SA


                                By___________________________
                                  Title:


                                THE CHASE MANHATTAN BANK


                                By___________________________
                                  Title:


                                MELLON BANK, N.A.


                                By___________________________
                                  Title:


                                NATIONSBANK, N.A.


                                By___________________________
                                  Title:


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                                CITIBANK, N.A.


                                By___________________________
                                  Title:


                                COMMERZBANK AG NEW YORK
                                 BRANCH


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


                                CREDIT LYONNAIS NEW YORK
                                 BRANCH


                                By___________________________
                                  Title:


                                THE FIRST NATIONAL BANK OF
                                 CHICAGO


                                By___________________________
                                  Title:


                                FLEET NATIONAL BANK


                                By___________________________
                                  Title:


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                                THE ROYAL BANK OF SCOTLAND
                                 PLC


                                By___________________________
                                  Title:


                                BANQUE PARIBAS


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


                                BAYERISCHE VEREINSBANK AG


                                By___________________________
                                  Title:


                                By___________________________
                                  Title:


                                THE LONG-TERM CREDIT BANK OF
                                 JAPAN, LIMITED, NEW YORK
                                 BRANCH


                                By___________________________
                                  Title:


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                       STATE STREET BANK AND TRUST
                        COMPANY


                       By___________________________
                         Title:


                       THE BANK OF NEW YORK


                       By___________________________
                         Title:


                       SOCIETE GENERALE, NEW YORK BRANCH


                       By___________________________
                         Title:


                       UNION BANK OF CALIFORNIA, N.A.


                       By___________________________
                         Title:



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